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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) January 29, 1999
                  Residential Asset Funding Corporation
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          (Exact name of registrant as specified in its charter)



          North Carolina                333-64775          56-2064715
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)


     301 South College Street                              28202-6001
    Charlotte, North Carolina                              ----------
 (Address of Principal Executive                           (Zip Code)
             Offices)


    Registrant's telephone number, including area code (704) 374-4868
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                                No Change
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      (Former name or former address, if changed since last report)

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            Item 2.           Acquisition or Disposition of Assets


            Description of the Bonds and the Mortgage Loans


            Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-64775) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 1999-1 (the "Issuer") issued $160,000,000 in aggregate principal amount of its NovaStar Home Equity Loan Asset-Backed Bonds, Series 1999-1, Class A-1 Bonds, Class A-2 Bonds, Class A-3 Bonds and Class A-4 Bonds (the "Bonds"), on January 22, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Bonds.


            The Bonds were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of January 1, 1999, among the Issuer, First Union National Bank, as the bond administrator (the "Bond Administrator"), and The Chase Manhattan Bank, as indenture trustee, in its capacity as indenture trustee (the "Indenture Trustee"). The Bonds represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of mortgage loans and certain related property.


            The Trust Estate will consist primarily of the following (i) four groups of fixed rate and adjustable rate, conventional, monthly payment, first lien mortgage loans (the "Mortgage Loans") to be pledged to the Indenture Trustee for the benefit of the holders of the Bonds, (ii) all collections in respect of principal and interest of the Mortgage Loans received after the Cut-off Date or the Subsequent Cut-off Date as applicable (other than payments due on or before the applicable Cut-off Date), (iii) the amounts on deposit in any Collection Account, (iv) certain policies maintained by the Mortgagors or by or on behalf of the Servicer or any related subservicer in respect of the Mortgage Loans, (v) an assignment of the Transferor's rights under the Purchase Agreement, (vi) an assignment of the Issuer's rights under the Servicing Agreement or any Subservicing Agreement, (vii) amounts on deposit in the Interest Coverage Account and the Pre-Funding Account, (viii) an assignment of the Issuer's rights under the Converted Loan Purchase Agreement, and (xi) proceeds of the foregoing.


            Interest distributions on each Class of Bonds are based on the aggregate principal balance thereof and the then applicable Bond Interest Rate thereof. For each Payment Date prior to the Payment Date on which the aggregate Principal Balance of the Mortgage Loans is reduced to less than 10% of the sum of the Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the original Pre-Funded Amount, the Bond Interest Rate for the Class A-1 Bonds will equal one month LIBOR plus 0.43%, the Bond Interest Rate for the Class A-2 Bonds will equal one month LIBOR plus 0.52%, the Bond Interest Rate for the Class A-3 Bonds will equal 6.285%, and the Bond Interest Rate for the Class A-4 Bonds will equal 6.386%. For each Payment Date after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans is reduced to less than 10% of the sum of the Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the original Pre-Funded Amount, the Bond Interest Rate for the Class A-1 Bonds will increase by 0.43%, the Bond Interest Rate for the Class A-2 Bonds will increase by 0.52%, the Bond Interest Rate for the Class A-3 Bonds will increase by 0.50%, and the Bond Interest Rate for the Class A-4 Bonds will increase by 0.50%.

                                       1
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            As of January 1, 1999, the Mortgage Loans possessed the
characteristics described in the Prospectus dated November 10, 1998 and the Prospectus Supplement dated January 22, 1999 filed pursuant to Rule 424(b)(5) of the Act on January 29, 1999.


      Item 7.     Financial Statements, Pro Forma Financial
                  Information and Exhibits.


      (a)   Not applicable


      (b)   Not applicable

      (c) Exhibit 1.1. Underwriting Agreement, dated January 22, 1999, between Residential Asset Funding Corporation and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

            Exhibit 4.1. Indenture, dated as of January 1, 1999, among the Issuer, the Bond Administrator, and the Indenture Trustee.

            Exhibit 4.2. Service Agreement, dated January 1, 1999, among the Servicer, the Back-up Servicer, the Bond Administrator, the Indenture Trustee and the Issuer.

            Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated January 22, 1999.

            Exhibit 10.1. Indemnification Agreement, dated as of January 22, 1999, among Financial Security Assurance Inc., NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation II, Residential Asset Funding Corporation, NovaStar Mortgage Funding Trust, Series 1999-1 and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

            Exhibit 23.1. Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of Financial Security Assurance Inc. and Subsidiaries.

            Exhibit 25.1.  Form T-1 Statement of Eligibility.

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                                  SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                     RESIDENTIAL ASSET FUNDING CORPORATION,
                 as Depositor and on behalf of NovaStar Mortgage
                          Funding Trust, Series 1999-1

                        Registrant



                        By:/s/ Carolyn Eskridge
                           -------------------------------------------
                             Name: Carolyn Eskridge
                             Title: Senior Vice President


Dated:  January 29, 1999

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                                EXHIBIT INDEX

Exhibit No.       Description

Exhibit 1.1. Underwriting Agreement, dated January 22, 1999, between Residential Asset Funding Corporation and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

Exhibit 4.1. Indenture, dated as of January 1, 1999, among the Issuer, the Bond Administrator, and the Indenture Trustee .

Exhibit 4.2 Servicing Agreement, dated January 1, 1999, among the Servicer, the Back-up Servicer, the Bond Administrator, the Indenture Trustee and the Issuer.

Exhibit 8.1. Opinion of Dewey Ballantine LLP regarding tax matters, dated January 22, 1999.

Exhibit 10.1. Indemnification Agreement, dated as of January 22, 1999, among Financial Security Assurance Inc., NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation II, Residential Asset Funding Corporation, NovaStar Mortgage Funding Trust, Series 1999-1 and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.

Exhibit 23.1. Consent of PricewaterhouseCoopers L.L.P. regarding financial statements of Financial Security Assurance Inc. and Subsidiaries.

Exhibit 25.1.     Form T-1 Statement of Eligibility.